UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Prologis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROLOGIS, INC. PIER 1, BAY 1 SAN FRANCISCO, CA 94111 V00298-P87245-Z84399

You invested in PROLOGIS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 4, 2023.

Get informed before you vote

View the Notice and Proxy Statement, Proxy Card and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* May 4, 2023 1:30 P.M. Pacific Time
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/PLD2023

*

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/pld2023, you must enter the control number found on your proxy card or voting instruction form or notice you previously received.

V1.1

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Hamid R. Moghadam	For

1b.	Cristina G. Bita	For

1c.	James B. Connor	For

1d.	George L. Fotiades	For

1e.	Lydia H. Kennard	For

1f.	Irving F. Lyons III	For

1g.	Avid Modjtabai	For

1h.	David P. O’Connor	For

1i.	Olivier Piani	For

1j.	Jeffrey L. Skelton	For

1k.	Carl B. Webb	For

2.	Advisory Vote to Approve the Company’s Executive Compensation for 2022	For

3.	Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation	Year

4.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year 2023	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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